Exhibit 99.1

ITEM 1. BUSINESS

Note: The information contained in this Item has been updated for the changes made to our segments during the first quarter of 2020 as discussed in the recast audited consolidated financial statements and notes thereto in Exhibit 99.3 included elsewhere in this Current Report on Form 8-K which updates our Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Form 10-K”).  This Item has not been updated for any other changes since the filing of the 2019 Form 10-K.  For developments subsequent to the filing of the 2019 Form 10-K, refer to our subsequently filed Current Reports on Form 8-K and our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020.

Our Company

We are a leading global provider of mission-critical flow control and compression equipment and associated aftermarket parts, consumables and services, which we sell across multiple attractive end-markets within the industrial, energy and medical industries. We manufacture one of the broadest and most complete ranges of compressor, pump, vacuum and blower products in our markets, which, combined with our global geographic footprint and application expertise, allows us to provide differentiated product and service offerings to our customers. Our products are sold under a collection of premier, market-leading brands, including Gardner Denver, CompAir, Nash, Emco Wheaton, Robuschi, Elmo Rietschle and Thomas, which we believe are globally recognized in their respective end-markets and known for product quality, reliability, efficiency and superior customer service.

These attributes, along with over 155 years of engineering heritage, generate strong brand loyalty for our products and foster long-standing customer relationships, which we believe have resulted in leading market positions within each of our operating segments. We have sales in more than 175 countries and our diverse customer base utilizes our products across a wide array of end-markets, including industrial manufacturing, energy (with particular exposure to the North American upstream land-based market), transportation, medical and laboratory sciences, food and beverage packaging and chemical processing.

Our products and services are critical to the processes and systems in which they are utilized, which are often complex and function in harsh conditions where the cost of failure or downtime is high. However, our products typically represent only a small portion of the costs of the overall systems or functions that they support. As a result, our customers place a high value on our application expertise, product reliability and the responsiveness of our service. To support our customers and market presence, we maintain significant global scale with 38 key manufacturing facilities, more than 30 complementary service and repair centers across six continents and approximately 6,600 employees worldwide as of December 31, 2019.

The process-critical nature of our product applications, coupled with the standard wear and tear replacement cycles associated with the usage of our products, generates opportunities to support customers with our broad portfolio of aftermarket parts, consumables and services. Customers place a high value on minimizing any time their operations are offline. As a result, the availability of replacement parts, consumables and our repair and support services are key components of our value proposition. Our large installed base of products provides a recurring revenue stream through our aftermarket parts, consumables and services offerings. As a result, our aftermarket revenue is significant, representing 38% of total Company revenue and approximately 43% of our combined Industrial Technologies and Services and High Pressure Solutions segments’ revenue in 2019.

Our Segments

During the three month period ended March 31, 2020, we reorganized our segments.  As a result, we no longer report under the reportable segments of Industrial, Energy and Medical.  Instead, we report under the reportable segments of Industrial Technologies and Services, Precision and Science Technologies, Specialty Vehicle Technologies and High Pressure Solutions.  Prior period segment financial information has been recast to conform to the 2020 presentation.  See Note 22 to the consolidated financial statements included in Part II. Item 8. Financial Statements and Supplementary Data for segment financial information.  The Specialty Vehicle Technologies segment, however, had no operations prior to the three month period ended March 31, 2020 and is therefore not included is our results of operations for prior periods and not included herein.  For additional information about the Specialty Vehicle Technologies segment, see our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020.

Industrial Technologies and Services

We design, manufacture, market and service a broad range of air and gas compression, blower and vacuum solutions, fluid transfer equipment, loading systems, including associated aftermarket parts, consumables and services. We primarily sell under the Gardner Denver, CompAir, Elmo Rietschle, Robuschi, Nash and Emco Wheaton brands.  Our customers deploy our products across a wide array of technologies and applications for use in diverse end-markets. Compressors are used to increase the pressure of air or gas, blower products are used to produce a high volume of air or gas at low pressure, and vacuum products are used to remove air or gas in order to reduce the pressure below atmospheric levels. Almost every manufacturing and industrial facility, and many service and process industry applications, use air compression, blower and vacuum products in a variety of process-critical applications such as the operation of pneumatic tools, pumps and motion control components, air and gas separation, vacuum packaging of food products and aeration of waste water, among others.

Our highly engineered liquid ring vacuum pumps and compressors are specifically designed for continuous duty in harsh environments which serve a wide range of applications such as power generation, mining, oil and gas refining and processing, chemical processing and general industrial applications including flare gas and vapor recovery, geothermal gas removal, vacuum de-aeration, water extraction in mining and paper and chlorine compression in petrochemical operations. In addition to our vacuum and blower technology, our engineered loading systems and fluid transfer equipment ensure the safe handling and transfer of crude oil, liquefied natural gas, compressed natural gas, chemicals, and bulk materials.

Our compression products cover the full range of technologies, including rotary screw, reciprocating piston, scroll, rotary vane and centrifugal compressors. Our vacuum products and blowers also cover the full technology spectrum; vacuum technologies include side channel, liquid ring, claw vacuum, screw, turbo and rotary vane vacuum pumps among others, while blower technologies include rotary lobe blowers, screw, claw and vane, side channel and radial blowers.

We complement these products with a broad portfolio of service options tailored to customer needs and a complete range of aftermarket parts, air treatment equipment, controls and other accessories delivered through our global network of manufacturing and service locations. The breadth and depth of our product offering creates incremental business opportunities by allowing us to cross-sell our full product portfolio and uniquely address customers’ needs in one complete solution.

We sell our products through an integrated network of direct sales representatives and independent distributors, which is strategically tailored to meet the dynamics of each target geography or end-market. Our large installed base also provides for a significant stream of recurring aftermarket revenue. For example, the useful life of a compressor is, on average, between 10 and 12 years. However, a customer typically services the compressor at regular intervals, starting within the first two years of purchase and continuing throughout the life of the product. The cumulative aftermarket revenue generated by a compressor over the product’s life cycle will typically exceed its original sale price.

Industrial air compressors represent the largest market in which we compete in our Industrial Technologies and Services segment and is a product category for which we believe there is significant potential to drive increased sales of our aftermarket parts, consumables and services. We use our direct salesforce and strong distributor relationships, the majority of which are exclusive to our business for the products that we sell through them, to sell our broad portfolio of aftermarket parts, consumables and services.

Precision and Science Technologies

We design, manufacture and market a broad range of highly specialized gas, liquid and precision syringe pumps and compressors that are specified by medical and laboratory equipment suppliers and integrated into their final equipment for use in applications, such as oxygen therapy, blood dialysis, patient monitoring, laboratory sterilization and wound treatment, among others. We offer a comprehensive product portfolio across a breadth of technologies to address the medical and laboratory sciences pump and fluid handling industry, as well as a range of end-use vacuum products for laboratory science applications.  Our product performance, quality and long-term reliability are often mission-critical in healthcare applications. We are one of the largest product suppliers in the medical markets we serve and have long-standing customer relationships with industry-leading medical and laboratory equipment providers. Additionally, many of our Precision and Science Technologies segment gas and liquid pumps are also used in other technology applications beyond the medical and laboratory sciences. Within our Precision and Science Technologies segment, we primarily sell through the Thomas brand, as well as other leading brand names.

High Pressure Solutions

We design, manufacture, market and service a diverse range of positive displacement pumps, integrated systems and associated aftermarket parts, consumables and services. The highly engineered products offered by our High Pressure Solutions segment serve customers in the upstream energy market, as well as petrochemical processing, transportation and general industrial sectors. We are one of the largest suppliers of equipment and associated aftermarket parts, consumables and services for the upstream energy applications that we serve.

Our positive displacement pumps are fit-for-purpose to meet the demands and challenges of modern unconventional drilling and hydraulic fracturing activity.  Our offering includes mission-critical oil and gas drilling pumps, frac pumps and well servicing pumps, in addition to sales of associated consumables used in the operation of our pumps. The products we sell into upstream energy applications are highly aftermarket-intensive, and we support these products in the field with one of the industry’s most comprehensive service networks, which encompasses locations across all major basins and shale plays in the North American land market. This service network is critical to serving our customers and, by supporting them in the field, to generating demand for new original equipment sales and aftermarket parts, consumables, service and repair sales which in aggregate are often multiples of the value of the original equipment.

Our customers provide drilling, completions and well services to oil and gas operators, particularly in the major basins and shale plays in the North American land market.  We are one of the leading suppliers in these upstream energy applications and have long-standing customer relationships.

Our Industries and Products

We operate in the global markets for flow control and air compression products for the industrial, energy and medical industries. Our highly engineered products and proprietary technologies are focused on serving specialized applications within these attractive and growing industries.

Industrial Technologies and Services

Our Industrial Technologies and Services segment designs, manufactures, markets and services a broad range of air compression, vacuum and blower products across a wide array of technologies. Compression, vacuum and blower products are used in a wide spectrum of applications in nearly all manufacturing and industrial facilities and many service and process industries in a variety of end-markets, including infrastructure, construction, transportation, food and beverage packaging and chemical processing.

Compression Products

Sales to industrial end-markets include industrial air compression products, as well as associated aftermarket parts, consumables and services. Industrial air compressors compress air to create pressure to power machinery, industrial tools, material handling systems and automated equipment. Compressed air is also used in applications as diversified as snow making and fish farming, on high-speed trains and in hospitals. Compressors can be either stationary or portable, depending on the requirements of the application or customer.

We focus on five basic types of air compression technologies: rotary screw, reciprocating piston, scroll, rotary vane and centrifugal compressors. Rotary screw compressors are a newer technology than reciprocating compressors and exhibit better suitability for continuous processes due to a more compact size, less maintenance and better noise profile. We believe our reciprocating piston compressors provide one of the broadest ranges of pressures in the market and are supported by increasing demand across wide-ranging attractive end-markets. Scroll compressors are most commonly seen where less oil-free air is needed, and is most commonly used in medical and food applications where the need for pure, clean and precise air is of great importance. Rotary vane compressors feature high efficiency, compact compression technology and can be found throughout all sectors of industry, including automotive, food and beverage, energy and manufacturing with specialized solutions within transit, gas and snow making. Centrifugal compressors are most effective when in applications that demand larger quantities of oil-free air and are utilized across a wide range of industries.

Vacuum Products

Industrial vacuum products are integral to manufacturing processes in applications for packaging, pneumatic conveying, drying, holding / lifting, distillation, evacuation, forming / pressing, removal and coating. Within each of these processes are a multitude of sub-applications. As an example of one such end-process, within packaging, a vacuum will be used on blister packaging, foil handling, labeling, carton erection, stacking and palletizing (placing, stacking or transporting goods on pallets), as well as central vacuum supply for entire packaging departments.

We focus on five basic types of vacuum technologies: side channel, liquid ring, claw vacuum, screw and rotary vane vacuum pumps. Side channel vacuum pumps are used for conveying gases and gas-air mixtures in a variety of applications, including laser printers, packaging, soil treatment, textiles and food and beverage products. Liquid ring vacuum pumps are used for extreme conditions, which prevail in humid and wet processes across ceramics, environmental, medical and plastics applications. Claw vacuum pumps efficiently and economically generate contact-free vacuum for chemical, environmental and packaging applications. Screw vacuum pumps are a dry running technology used to reduce the carbon footprint and life cycle costs in drying and packaging applications. Rotary vane vacuum pumps are used for vacuum and combined pressure and vacuum applications in the environmental, woodworking, packaging and food and beverage end-markets.

Blower Products

Blower products are used for conveying high volumes of air and gas at various flow rates and at low pressures, and are utilized in a broad range of industrial and environmental applications, including waste water aeration, biogas upgrading and conveying, pneumatic transport and dehydrating applications for food and beverage, cement, pharmaceutical, petrochemical and mobile industrial applications.  In many cases, blowers are a core component for the operation of the entire end-users’ systems. Management believes that we hold a leading position in our addressable portion of the global blower products market.

We focus on several key technologies within blower products: rotary lobe, screw, claw and vane, turbo, side channel and radial blowers. Rotary lobe blowers, screw blowers and claw and vane blowers are positive displacement technologies that have the ability to consistently move the same volume of gas or air and vary the volume flow according to the speed of the machine itself enabling it to adapt the flow condition in a flexible manner despite pressure in the system. Turbo blowers and side channel and radial blowers are dynamic technologies that have the ability to accelerate gas or air through an impeller and transform their kinetic energy at the discharge with some limitation on flexibility.

Fluid Transfer Equipment Products

Fluid transfer equipment products includes fluid loading systems, tank truck and fleet fueling products and couplers.  Fluid loading systems are used in the transfer and loading of hydrocarbons and certain other liquid commodity products in marine and land applications.  Tank truck and fleet fueling products allow for safe transfer of liquid products without spillage or contamination while safeguarding the operator and the environment.  Operators use Dry-Break® technology couplers and adapters to provide a secure connection for the transfer of liquid products without spillage or contamination while safeguarding the operator and the environment.

Liquid Ring Vacuum Pumps and Compressors

Liquid ring vacuum pumps and compressors are designed for continuous duty in harsh environments, including vapor and flare gas recovery equipment (which recovers and compresses certain polluting gases to transmit them for further processing), primarily in downstream applications.  The liquid ring technology utilizes a service liquid, typically water, oil or fuel, to evacuate or compress gas by forming a rotating ring of liquid that follows the contour of the body of the pump or compressor and acts like a piston to deliver an uninterrupted flow of gas without pulsation.

Precision and Science Technologies

The Precision and Science Technologies segment designs, manufactures and markets a broad range of flow control products for the durable medical equipment, laboratory vacuum and automated liquid handling end-markets. Key technologies include gas, liquid and precision syringe pumps and automated liquid handling systems.

Our gas pumps are used for a wide range of applications, such as aspirators, blood analyzers, blood pressure monitors, compression therapy, dental carts, dialysis machines, gas monitors and ventilators. Gas pumps transfer and compress gases and generate vacuum to enable precise flow conditions.  Our liquid pump products are primarily used to meter and transfer both neutral and chemically aggressive fluids and our automated liquid handling products, which includes syringe pumps, systems and accessories that are integrated into large scale automated liquid handling systems are primarily used for clinical, pharmaceutical and environmental analyses.

Our products are also used in the laboratory vacuum equipment space which includes end-use chemically resistant devices used in research and commercial laboratories.

Customers in the durable medical pump end-market and the automated liquid handling end-market develop and manufacture equipment used in a highly regulated environment requiring highly specialized technologies. As a result, relationships with customers are built based on a supplier’s long-term reputation and expertise and deep involvement throughout a product’s evolution, from concept to long-term commercialization. Customers value suppliers that can provide global research and development, regulatory and manufacturing support, as well as sales footprint and expertise to foster close relationships with key decision makers at their company. Combined with the long product life cycle in the regulated medical device space, these factors create a strong, recurring base of business. As a leading pump manufacturer in these markets, we have established a history of innovation that enables us to work closely with our customers to create highly customized flow control solutions for their unique applications. These products are mission-critical in the ultimate device in which they are deployed and remain a key component over the entire life cycle of the end products. The regulated market structure and nature of long-tenured customer relationships enables pump manufacturers to have a highly visible, recurring revenue stream from key customers.

High Pressure Solutions

Through the manufacture and aftermarket service of pumps and associated aftermarket parts and consumables used in drilling, hydraulic fracturing and well servicing applications, our High Pressure Solutions segment is well-positioned to capitalize on an upstream recovery, particularly in the North American land-based market, where our customers include market-leading hydraulic fracturing (also known as pressure pumping) and contract drilling service companies, as well as certain other types of well service companies. Sales to upstream energy end-markets consist of positive displacement pumps and associated aftermarket parts, most notably fluid ends, as well as consumables and services.

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Positive displacement pumps in the upstream energy end-market primarily move fluid to assist in drilling, hydraulic fracturing and well servicing applications. The majority of positive displacement pumps we sell are frac pumps, which experience significant service intensity during use in the field and, as such, typically have useful life spans of approximately four to six years before needing to be replaced. During that useful life, such pumps will need to receive intermittent repairs as well as major overhauls. In addition, we also sell positive displacement pumps that are used in drilling and well servicing applications.

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Fluid ends are a key component of positive displacement pumps that generate the pumping action, along with other parts, such as plungers, and consumables, such as valves, seats and packing, which pressurizes the fluid, in the case of drilling or well servicing applications, or fluid and proppant mixture, in the case of hydraulic fracturing, and propels such fluid or mixture out of the pump and into a series of flow lines that distribute the fluid or mixture into the well. Fluid ends are incorporated in original equipment pumps, and due to the highly corrosive nature of the fluids and the abrasive nature of the proppants used in hydraulic fracturing operations, need to be frequently replaced.

The level of profitability at which new wells can be drilled is a primary driver of drilling and completions activities, including hydraulic fracturing. Thus, demand for our High Pressure Solutions products is driven by the prices of crude oil and natural gas, and the intensity and activity levels of drilling and hydraulic fracturing.

Competition

Industrial Technologies and Services

The industrial end-markets we serve are competitive, with an increasing focus on product quality, performance, energy efficiency, customer service and local presence. Although there are several large manufacturers of compression, vacuum and blower products, the marketplace for these products remains highly fragmented due to the wide variety of product technologies, applications and selling channels. Our principal competitors in sales of compression, vacuum and blower products include Atlas Copco AB, Ingersoll-Rand plc, Colfax Corp., Flowserve Corporation, IDEX Corporation and Kaeser Compressors, Inc.  Our principal competitors in sales of fluid transfer equipment include Dover Corporation, SVT GmbH and TechnipFMC plc. Our principal competitors in the sale of liquid ring pumps and compressors are Flowserve Corporation and Busch-Holding GmbH.

Precision and Science Technologies

Competition in the market served by our Precision and Science Technologies segment is primarily based on product quality and performance, as most products must be qualified by the customer for a particular use. Further, there is an increasing demand for more efficient healthcare solutions, which is driving the adoption of premium and high performance systems. Our primary competitors include IDEX Corporation, Watson-Marlow, Inc., KNF Neuberger, Inc. and Thermo Fisher Scientific, as well as other regional and local manufacturers.

High Pressure Solutions

The competitive landscape is specific to the end-markets served. Our principal competitor for drilling pumps is National Oilwell Varco Inc., and for frac pumps is The Weir Group plc. Additionally, we compete with certain smaller, regional manufacturers of pumps and aftermarket parts, although these are not direct competitors for most of our products.

Customers and Customer Service

We consider superior customer service to be one of our primary pillars of future success and view it as being built upon a foundation of critical application expertise, an industry leading range of compressor, pump, vacuum and blower products, a global manufacturing and sales presence and a long-standing reputation for quality and reliability. Intense customer focus is at the center of our vision of becoming the industry’s first choice for innovative and application-critical flow control and compression equipment, services and solutions. We strive to collaborate with our customers and become an essential part of their engineering process by drawing on our deep industry and application engineering experience to develop best-in-class products that are critical to the processes and systems in which they operate.

We have established strong and long-standing customer relationships with numerous industry leaders. We sell our products directly to end-use customers and to certain OEMs, and indirectly through independent distributors and sales representatives. Our Precision and Science Technologies and High Pressure Solutions segments products are primarily sold directly to end-use customers and OEMs, while approximately 40% of our Industrial Technologies and Services segment sales in 2019 were fulfilled through independent distributors and sales representatives.